EXHIBIT 10.1
Execution Version

$220,000,000

INCREMENTAL TERM LOAN AGREEMENT

dated as of December 1, 2021

among

GREATBATCH LTD.,
as Borrower,

INTEGER HOLDINGS CORPORATION,
as Parent,

the Incremental Term A-1 Loan Lenders party hereto,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

WELLS FARGO SECURITIES, LLC, BofA SECURITIES, INC.,
FIFTH THIRD BANK, NATIONAL ASSOCIATION, KEYBANC CAPITAL MARKETS, INC., CITIGROUP GLOBAL MARKETS INC. and SANTANDER BANK, N.A.,
as Joint Lead Arrangers and Joint Bookrunners

BANK OF AMERICA, N.A., FIFTH THIRD BANK, NATIONAL ASSOCIATION,
KEYBANK, NATIONAL ASSOCIATION, CITIGROUP GLOBAL MARKETS INC. and SANTANDER BANK, N.A.,
as Syndication Agents

MANUFACTURERS AND TRADERS TRUST COMPANY, CAPITAL ONE, NATIONAL ASSOCIATION and REGIONS BANK,
as Documentation Agents

INCREMENTAL TERM LOAN AGREEMENT
INCREMENTAL TERM LOAN AGREEMENT (this “Agreement”), dated as of December 1, 2021, by and among GREATBATCH LTD., a New York corporation (the “Borrower”), INTEGER HOLDINGS CORPORATION, a Delaware corporation (the “Parent”), each of the Subsidiary Guarantors party hereto, each of the lenders party hereto that has committed to make the Incremental Term A-1 Loan (as defined below) (collectively, the “Incremental Term A-1 Loan Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Parent the lenders who are or who may become a party thereto (collectively with the Incremental Term A-1 Loan Lenders, the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of September 2, 2021 (as amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has requested an Incremental Tranche A Term Loan in an aggregate principal amount of $220,000,000, in accordance with Section 5.13 of the Credit Agreement (the “Incremental Term A-1 Loan”), which will be added to the outstanding principal amount of the Term A Loan (as so increased, the “Amended Term A Loan”);
WHEREAS, the Incremental Term A-1 Loan will be used by the Borrower to, among other things, (a) finance a portion of the purchase price for the proposed acquisition (the “Acquisition”) of the Securities (as defined in the Purchase Agreement) pursuant to that certain Securities Purchase Agreement, dated as of October 27, 2021, by and among the Borrower, the Seller (as defined in the Purchase Agreement) and the Acquired Companies (as defined in the Purchase Agreement) (as amended, modified, supplemented or waived from time to time in accordance with the terms hereof and thereof, the “Purchase Agreement”) and (b) pay fees, commissions and expenses in connection with the Incremental Term A-1 Loan, the Acquisition and the other transactions contemplated hereby and thereby; and
WHEREAS, subject to the terms and conditions set forth herein, each of the Incremental Term A-1 Loan Lenders party hereto have severally committed to make the Incremental Term A-1 Loan in the principal amounts set forth opposite such Incremental Term A-1 Loan Lender’s name on Schedule 1 hereto (such several commitments, the “ Incremental Term A-1 Loan Commitments”).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Incremental Term A-1 Loan.
(a)Subject to the terms and conditions of this Agreement, each Incremental Term A-1 Loan Lender severally agrees to make a single term loan in Dollars to the Borrower on the Effective Date (as defined below) in accordance with Section 5.13 of the Credit Agreement and this Agreement in an amount equal to its Incremental Term A-1 Loan Commitment by wire transfer of immediately available funds by 1:00 p.m., Eastern time, to the account of the Administrative Agent designated by it for such purpose by notice to the Incremental Term A-1 Loan Lenders. Upon receipt of such amounts from the Incremental Term A-1 Loan Lenders, the Administrative Agent will make the Incremental Term A-1 Loan available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower. The Incremental Term A-1 Loan shall be funded as a LIBOR Rate Loan with an Interest Period ending on December 30, 2021 and, thereafter, be subject to Section 5.1 of the Credit Agreement.
(b)The Borrower shall repay the aggregate outstanding principal amount of the Amended Term A Loan in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing December 31, 2021 as set forth below, except as the amounts of individual installments may be adjusted pursuant to Section 4.4 of the Credit Agreement:

Payment Dates	Principal Payment
December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022	$2,937,500
December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023	$2,937,500
December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024	$5,875,000
December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025	$8,812,500
December 31, 2025, March 31, 2026 and June 30, 2026	$8,812,500
Term A Loan Maturity Date	Remaining outstanding principal amount

If not sooner paid, the Amended Term A Loan shall be paid in full, together with accrued interest thereon, on the Term A Loan Maturity Date. For the avoidance of doubt, the repayment schedule above shall replace the schedule for the Term A Loan set forth in Section 4.3(a) of the Credit Agreement.
(c)Except to the extent otherwise set forth herein, the terms and conditions applicable to the Incremental Term A-1 Loan shall be the same as the terms and conditions applicable to the Term A Loan. Without limiting the generality of the foregoing, the parties hereto agree that the Incremental Term A-1 Loan shall (i) bear interest at the same interest rate (including the Applicable Margin) applicable to the Term A Loan, (ii) mature on the Term A Loan Maturity Date and (iii) share ratably in all payments (including all optional and mandatory prepayments) with the Term A Loan.
(d)The proceeds of the Incremental Term A-1 Loan shall be used by the Borrower to (i) finance the Acquisition and (ii) pay fees, commissions and expenses in connection with the Incremental Term A-1 Loan, the Acquisition and the other transactions contemplated hereby and thereby.
(e)On and as of the Effective Date, (i) the Incremental Term A-1 Loan Commitments are “Incremental Term Loan Commitments” and the Incremental Term A-1 Loan is an “Incremental Tranche A Term Loan”, in each case pursuant to Section 5.13 of the Credit Agreement, and (ii) each Incremental Term A-1 Loan Lender shall be deemed to be an “Incremental Lender” with an “Incremental Term Loan Commitment”, in each case as defined in the Credit Agreement, and shall perform all of the obligations that are required to be performed by it as such, and shall be entitled to the benefits, rights and remedies as such, set forth in the Loan Documents.
(f)On the Effective Date, after giving effect to the funding of the Incremental Term A-1 Loan, the Lenders will hold outstanding Term A Loans, as increased by the Incremental Term A-1 Loan, in the principal amounts set forth opposite such Lender’s name on Schedule 1 hereto.
(g)This Agreement shall (i) be deemed to be an “Incremental Amendment” in accordance with Section 5.13 of the Credit Agreement, and (ii) constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.    Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Effective Date”):
(a)The Administrative Agent shall have received the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)this Agreement, duly executed by each of the Credit Parties existing as of the Effective Date, the Administrative Agent and Incremental Term A-1 Loan Lenders;
(ii)a Term A Loan Note executed by the Borrower in favor of each Incremental Term A-1 Loan Lender that has requested a Term A Loan Note at least two (2) Business Days in advance of the Effective Date;
(iii)a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of each Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement;
(iv)a certificate of a Responsible Officer of the Borrower certifying that all of the requirements in the definition of “Permitted Acquisition” have been satisfied or will be satisfied on or prior to the consummation of the Acquisition; and
(v)an opinion from counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.
(b)The Acquisition shall, substantially concurrently with the funding of the Incremental Term A-1 Loan, be (or shall have been) consummated in accordance with the Purchase Agreement in all material respects without giving effect to any amendments, waivers, modifications, or consents thereof that are materially adverse to the Lenders in their capacities as such, unless such amendments, waivers, modifications, or consents are approved in writing by the Administrative Agent.
(c)No Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Agreement, the making of the Incremental Term A-1 Loan and the Acquisition.
(d)The Borrower shall have paid all fees and expenses of the Incremental Term A-1 Loan Lenders, the Administrative Agent and Wells Fargo Securities, LLC required to be paid on the Effective Date (including, without limitation, all fees required to be paid pursuant to the engagement letter dated as of November 2, 2021 among the Borrower, the Parent and Wells Fargo Securities, LLC).
(e)The Administrative Agent shall have received a Notice of Borrowing for the Incremental Term A-1 Loan, which solely in connection with the funding of the Incremental A-1 Term Loan as a LIBOR Rate Loan, may be delivered less than three (3) Business Days prior to the Effective Date, as agreed by the Administrative Agent.
Notwithstanding the foregoing, the obligations of the Incremental Term A-1 Loan Lenders to make Incremental Term A-1 Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied at or prior to 3:00 p.m. (New York City time) on December 31, 2021 (and, in the event that such conditions are not so satisfied, the Incremental Term A-1 Loan Commitments shall terminate at such time).
SECTION 3.    Representations and Warranties. To induce the Administrative Agent and the Incremental Term A-1 Loan Lenders to enter into this Agreement, each Credit Party represents and warrants to the Administrative Agent and the Incremental Term A-1 Loan Lenders on and as of the Effective Date that, in each case:
(a)    each of the representations and warranties contained in Article VII of the Credit Agreement are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty is true, correct and complete in all respects, on such Increased Amount Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct as of such earlier date);
(b)    no Event of Default has occurred and is continuing immediately prior to or after giving effect to this Agreement;
(c)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with their respective terms; and
(d)    this Agreement has been duly executed and delivered by the duly authorized officers, managers, managing members or other authorized person of each Credit Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
SECTION 4.    Credit Party Acknowledgements, Agreements and Confirmations. By its execution of this Agreement, each Credit Party hereby (a) consents to this Agreement and agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Credit Party, or release such Credit Party from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
SECTION 5.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and supplemented by this Agreement.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended and supplemented by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Secured Obligations.
SECTION 6.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable fees, costs and expenses in accordance with the terms thereof.
SECTION 7.    Governing Law; Jury Trial Waiver. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 8.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may be executed by Electronic Signatures or in the form of an Electronic Record pursuant to, and in accordance with, the provisions of Section 12.16 of the Credit Agreement.
[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.
BORROWER:
GREATBATCH LTD.
By: /s/ Jason K Garland
Name: Jason K Garland
Title: Executive Vice President & Chief Financial Officer
PARENT:
INTEGER HOLDINGS CORPORATION
By: /s/ Jason K Garland
Name: Jason K Garland
Title: Executive Vice President & Chief Financial Officer
GUARANTORS:
GBV, LLC
By: /s/ Tom P. Thomas
Name: Tom P. Thomas
Title: President
ELECTROCHEM SOLUTIONS, INC.
By: /s/ Jason K Garland
Name: Jason K Garland
Title: Executive Vice President & Chief Financial Officer
LAKE REGION MEDICAL, INC.
By: /s/ Jason K Garland
Name: Jason K Garland
Title: Executive Vice President & Chief Financial Officer
ACCELLENT LLC
By: /s/ Jason K Garland
Name: Jason K Garland
Title: Executive Vice President & Chief Financial Officer
LAKE REGION MANUFACTURING, INC.
By: /s/ Jason K Garland
Name: Jason K Garland
Title: Executive Vice President & Chief Financial Officer
VENUSA, LTD.
By: /s/ Jason K Garland
Name: Jason K Garland
Title: Executive Vice President & Chief Financial Officer
Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Incremental Term A-1
Loan Lender
By: /s/ Lindsey Stuckey
Name: Lindsey Stuckey
Title: Director

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

BANK OF AMERICA, N.A., as Incremental Term A-1
Loan Lender
By:     /s/ Alexander L. Rody
Name:     Alexander L. Rody
Title:    Senior Vice President

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

KEYBANK, NATIONAL ASSOCIATION, as Incremental Term A-1 Loan Lender
By: /s/ Tanille Ingle
Name:     Tanille Ingle
Title:    Vice President

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Incremental Term A-1 Loan Lender
By: /s/ Nathaniel E. Sher
Name:     Nathaniel E. (Ned) Sher
Title:    Managing Director

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

CITIBANK, N.A., as Incremental Term A-1 Loan Lender
By:     /s/ Laura Fogarty
Name:     Laura Fogarty
Title:    Managing Director and Authorized Signor

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

SANTANDER BANK, N.A., as Incremental Term A-1 Loan Lender
By:     /s/ Irv Roa
Name: Irv Roa
Title:    Managing Director

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

MANUFACTURERS AND TRADERS TRUST COMPANY, as Incremental Term A-1 Loan Lender
By:     /s/ David Ladori
Name:     David Ladori
Title:    Administrative Vice President
Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Incremental Term A-1 Loan Lender
By:     /s/ Peter Itz
Name:     Peter Itz
Title:    Duly Authorized Signatory

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

REGIONS BANK, as Incremental Term A-1 Loan Lender
By:     /s/ E. Mark Hardison
Name:     Mark Hardison
Title:    Managing Director

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page

HANCOCK WHITNEY BANK, as Incremental Term A-1 Loan Lender
By:     /s/ Michael Woodnorth
Name:     Michael Woodnorth
Title:    Vice President

Integer Holdings Corporation
Incremental Term Loan Agreement (2021)
Signature Page